                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003
                                                           -------------

                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


               Delaware                               333-99451                             52-1495132
------------------------------------------------------------------------------------------------------------------
      (State or otherjurisdiction              (Commission File Number)           (IRS EmployerIdentification No.)
           ofincorporation)


                       343 Thornall Street Edison, NJ                                         08837
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                  (Address of principal executive offices)                                  (Zip Code)


           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)




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ITEM 5.  Other Events

                  Filing of Legality and Tax Opinions

         Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 2003-S7 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
------------------                         ------------
(99.1)                                     Legal Opinion


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CHASE MORTGAGE FINANCE CORPORATION

Date: July 29, 2003


                                       By: /s/ Christopher G. Schmidt
                                           ---------------------------
                                       Name:  Christopher G. Schmidt
                                       Title: Vice President




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                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
-----------                 -----------                          ----
(99.1)                      Legal Opinion                         6